SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20509

                                 FORM 8-K-A1

                                CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                June 9, 2005
                                -------------
                                Date of Report
                      (Date of Earliest Event Reported)

                           ALPINE AIR EXPRESS, INC.
                           ------------------------
            (Exact Name of Registrant as Specified in its Charter)

       Delaware                  000-27011                  33-0619518
       --------                  ---------                  ----------
(State or other juris-      (Commission File No.)         (IRS Employer
diction of incorporation)                                    I.D. No.)

                             1177 Alpine Air Way
                              Provo, Utah 84601
                              -----------------
                   (Address of Principal Executive Offices)

                                (801) 373-1508
                                --------------
                         Registrant's Telephone Number

Item 7.01  Regulation FD Disclosure

     See Exhibit 99, Press Release dated June 28, 2005, a copy of which was attached as Exhibit No. 99 to our Current Report on Form 8-K dated June 28, 2005, filed with the Securities and Exchange Commission on June 29, 2005, and which is incorporated herein by reference.

Item 8.01   Other.

     On June 9, 2005, Alpine Air Express, Inc., a Delaware corporation, (the "Company") held its annual meeting of stockholders. The Company has elected Mr. Joe Etchart as its new Board Chairman in place of Mr. Gene Mallette as Mr. Mallette will remain the Company's CEO. In addition to the election of Mr. Etchart as Board Chairman, the shareholders reelected the current directors and ratified the Company's independent public accounting firm, Pritchett, Siler and Hardy. See Exhibit 99, Press Release dated June 28, 2005, a copy of which was attached as Exhibit No. 99 to our Current Report on Form 8-K dated June 28, 2005, filed with the Securities and Exchange Commission on June 29, 2005, and which is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

     (c) Exhibits.

     Exhibit No.                 Exhibit Description*
     -----------                 -------------------

         99                      Press Release**

     * Summaries of any exhibit are modified in their entirety by this reference to each exhibit.

     * Incorporated by reference from our Current Report on Form 8-K dated June 28, 2005, filed with the Securities and Exchange Commission on June 29, 2005.

                             SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ALPINE AIR EXPRESS, INC.


Date: 7/5/05                      /s/ Eugene Mallette
     --------                    ------------------------
                                 Eugene Mallette
                                 Chief Executive Officer